SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) October 16, 2002

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                               Masco Corporation
               (Exact name of Registrant as Specified in Charter)



          Delaware                     1-5794                   38-1794485
          --------                     ------                   ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



  21001 Van Born Road, Taylor, Michigan                            48180
  -------------------------------------                            -----
(Address of Principal Executive Offices)                         (Zip Code)



                                 (313) 274-7400
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               Registrant's telephone number, including area code

Item 5.  Other Events

     The opinion of John R. Leekley filed herewith is incorporated by reference into the Company's Registration Statements on Form S-3 (Nos. 333-73802 and 333-100506).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

         99        Opinion of John R. Leekley

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MASCO CORPORATION


                                             By: /s/ John R. Leekley
                                                -------------------------------
                                                Name:  John R. Leekley
                                                Title: Senior Vice President and
                                                         General Counsel


October 16, 2002

                                 EXHIBIT INDEX

99       Opinion of John R. Leekley